UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2009 (April 4, 2009)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                 000-16299              13-3054685
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  (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)           File Number)        Identification No.)

     700 Airport Blvd. Suite 300, Burlingame, CA               94010
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02   Non-Reliance on Previously Issued Financial Statements of a
            Related Audit Report or Completed Interim Review.

     On April 4, 2009, the Audit Committee of the Board of Directors of ANTs software inc. (the "Company") concluded that the Company's previously issued audited financial statements for each of the years ended December 31, 2006 and December 31, 2007, and the unaudited interim financial statements for each of the quarters ended March 31, June 30 and September 30, 2008 should be restated, for the reasons discussed below. The Audit Committee reached this conclusion after consulting with and upon the recommendation of management. Management has discussed this conclusion with Weiser LLP, the Company's independent registered public accounting firm, and with Burr Pilger Mayer LLP ("BPM"), the Company's former independent registered public accounting firm. BPM performed the audit of the financial statements for the years ended December 31, 2006 and December 31, 2007. The impact on previously reported financial statements primarily relates to the Company's balance sheet and non-cash interest expense. The Company anticipates that all of the impact to the Statement of Operations will be non-cash related. Specifically, non-cash interest expense for the years ended December 31, 2007 and 2006 will increase, income from operations will increase due to non-cash charges that were previously allocated to general and administrative expenses, and Net Income will decrease. The Company further anticipates that the value ascribed to Convertible Notes Payable will decrease and that decrease will primarily be offset to additional paid in capital.

     As a consequence, (i) the Company's consolidated balance sheets as of December 31, 2006 and December 31, 2007, and for each of the quarters ended March 31, June 30, and September 30, 2008; (ii) the Company's related consolidated statements of operations, stockholders' equity, and cash flows for each of the years ended December 31, 2006 and December 31, 2007 and for each of the quarters ended March 31, June 30, and September 30, 2008, and the footnotes thereto; and (iii) the related report of BPM, with respect to the years ended December 31, 2006 and December 31, 2007 should no longer be relied upon. The restatement of the Company's financial statements is based upon a review of the accounting treatment of certain transactions entered into by the Company with certain investors in 2006 and 2007. During this review, the Company discovered that it had incorrectly applied a restriction discount to the market value of its common stock based on a long history of selling restricted common stock to a group of investors. The discounted stock price was then used in the allocation between debt and equity for Units of convertible promissory notes and restricted common shares, which were sold to investors in late 2006 and early 2007. The discounted stock price was also used to determine if there was a beneficial conversion related to the convertible promissory notes. The same methodology was used in late 2007 when the Company issued convertible promissory notes along with common stock warrants.

     The Audit Committee discussed the matters disclosed in the filing with the independent accountant. After considering management's recommendation and its discussions with the independent accountant, the Audit Committee has determined that the Company incorrectly accounted for the beneficial conversion feature and stock price associated with the Notes described above under EITF No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features of Contingently Adjustable Conversion Ratios.

     The Company intends to restate its audited financial statements for each of the years ended December 31, 2006 and December 31, 2007, and the unaudited interim financial statements for each of the quarterly periods ended March 31, 2008, June 30, 2008, and September 30 2008 in its Annual Report on Form 10-K for the year ended December 31, 2008 (the "2008 Form 10-K"), which the Company intends to file on or before April 21, 2009. The Company has previously filed a Notification of Late Filing on Form 12b-25 with regard to the 2008 Form 10-K. The Form 12b-25 indicated that the Company and its new registered independent public accounting firm were reviewing the transactions described above.


                                      - 2-
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Forward Looking Statements
--------------------------

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates, will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by such forward-looking terminology as "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and words or phrases of similar import. The Company intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to many risks and uncertainties that could cause the Company's actual results to differ materially from any future results expressed or implied by the forward-looking statements. These statements include the Company's statements regarding the impact of the restatement on its previously reported financial results and the preliminary estimates of revisions to prior period financial statements. There can be no assurance that management, the Audit Committee or the Company's independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different than management's preliminary estimates or identify additional issues or other considerations in connection with the restatement and the audit and review process, or that these issues or considerations will not require additional adjustments to the Company's prior financial results for additional annual or quarterly periods. All of these statements are subject to risks and uncertainties that may cause the statements to be inaccurate. These risks and uncertainties include, but are not limited to, those resulting from the Company's ongoing analysis of the effect of the correction in the Company's accounting method regarding common stock price and beneficial conversion features; other accounting adjustments that may result from review of the Company's financial statements for the periods in question; the timing of the completion of the audit of the Company's restated financial statements by its independent registered public accounting firm; the Company's ability to timely file restated periodic reports reflecting its restated financial statements; the ramifications of the Company's potential inability to timely file required reports; potential claims and proceedings relating to such matters, including stockholder litigation and action by the Securities and Exchange Commission (the "Commission") or other governmental agencies; and negative tax or other implications for the Company resulting from the accounting adjustments; and other factors. Many of these risks and uncertainties are beyond the control of the Company. These and other risks and uncertainties are detailed in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and are also described from time to time in the reports the Company files with the Commission. The Company undertakes no obligation to update, and does not have a policy of updating or revising, these forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.


Date:    April 9, 2009             By:  /s/ Joseph Kozak
                                        ----------------------------------------
                                        Joseph Kozak, Chief Executive Officer,
                                        President, Chairman, Principle Financial
                                        Officer